Prospectus supplement	June 1, 2012

Putnam VT Global Utilities Fund Prospectuses dated April 30, 2012

The sub-section Your fund's management in the section Fund summary or Fund summaries is deleted in its entirety and replaced with the following disclosure:

Your fund’s management

Investment advisor
Putnam Investment Management, LLC

Portfolio manager

Sheba Alexander, Analyst, portfolio manager of the fund since 2012

The table containing biographical information of the portfolio managers of Putnam VT Global Utilities in the sub-section Portfolio managers in the section Who oversees and manages the funds? or Who oversees and manages the fund? is deleted in its entirety and replaced with the following disclosure:

Portfolio manager	Joined fund	Employer	Positions over past five years

Sheba Alexander	2012	Putnam Management	Analyst
		2001 – Present

HV-6493

276662 8/12